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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 5, 1997 included and incorporated by reference in The Bon-Ton Stores, Inc. Form 10-K for the year ended February 1, 1997 and to all references to our Firm included in this registration statement.





                                                             ARTHUR ANDERSEN LLP



Philadelphia, Pa.
September 23, 1997